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                               AMWAY MUTUAL FUND, INC.
                              SUPPLEMENT TO PROSPECTUS
                                 DATED MARCH 21, 1997



     The Fund's Board of Directors, at a meeting on February 9, 1998, approved
(a) amendments to the Fund's investment advisory and sub-advisory agreements,
(b) a new distribution plan for the Fund, and (c) reorganization of the Fund as a series of a Delaware business trust. All of such actions are subject to approval of the Fund's shareholders at the Annual Meeting of Stockholders which will be held on April 22, 1998.

     The Fund's investment adviser presently receives a fee amounting on an annual basis to 0.55% of the daily average net assets of the Fund. The proposed amendment would reduce this fee. Under the proposed amendment, the Adviser would receive a fee of 0.55% on the first $100 million in assets of the Fund, 0.50% on the next $50 million in assets, and 0.45% on the next $50 million in assets. When the Fund's assets reach $200 million, the rate would be 0.50% on assets up to $200 million and 0.45% on assets in excess of $200 million, so long as the Fund continued to have at least $200 million in assets.

     Amway Management Company serves as the Fund's principal underwriter and presently receives a maximum sales charge of 3% of the offering price of the Fund's shares. Under the proposed distribution plan, the 3% sales charge would be eliminated and, in lieu of this payment, Amway Management Company would receive a maximum amont computed at an annual rate of 0.25% of the average daily net assets of the Fund.

     The Fund is presently organized as a Delaware corporation. Under the proposed reorganization, the Fund would be reorganized as a series of a Delaware business trust. There would be no change in the Fund's investment adviser or sub-adviser, and the Fund's investment objectives and investment policies would remain the same.



The date of this Supplement is February 9, 1998.